UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 26, 2003

DARLING INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Commission File Number 000-24620

DELAWARE	36-2495346
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

251 O'CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS 75038
(Address of principal executive offices)

Registrant's telephone number, including area code:    972. 717.0300

Item 5.      Other Events.

Darling International Inc. (the "Company") is filing this current report on Form 8-K to report that on March 26, 2003, the Company issued a press release announcing financial results for fiscal year and fourth quarter ended December 28, 2002.

{ The foregoing contains forward-looking statements regarding the business operations of the Company. These statements are identified by words such as "may," "will," "expect," "believe," "intend," "anticipate," "should", "estimate," continue," and other words referring to events to occur in the future. These statements reflect the Company's current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties, including business and economic conditions in its existing markets. Other risks and uncertainties regarding the Company, the industry in which it operates and the implementation of its business strategy are described in the Company's Form 10-Qs, the most recent filed November 12, 2002; Form 10-K/A filed April 29, 2002; the Company's Proxy Statement filed April 29, 2002, and Amendment No. 1 to the Registration Statement as filed on June 5, 2002. The Company undertakes no obligation to update any such forward-looking statements. }

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Press Release dated March 26, 2003, announcing the Company's financial results for the fiscal year and fourth quarter ended December 28, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INTERNATIONAL INC.
Registrant

Date: March 26, 2003	By: /s/ John O. Muse John O. Muse Executive Vice President Finance and Administration